                                                                     EXHIBIT 25

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1

                                   --------

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2)

                      STATE STREET BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)


                  Massachusetts                           04-1867445
        (Jurisdiction of incorporation or               (I.R.S. Employer
    organization if not a U.S. national bank)          Identification No.)

         225 Franklin Street, Boston, Massachusetts              02110
          (Address of principal executive offices)             (Zip Code)

  Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 654-3253
           (Name, address and telephone number of agent for service)

                        United Technologies Corporation
              (Exact name of obligor as specified in its charter)

                   Delaware                           06-0570975
         (State or other jurisdiction of          (I.R.S. Employer
          incorporation or organization)          Identification No.)

               One Financial Plaza, Hartford, Connecticut 06101
             (Address of principal executive offices)  (Zip Code)


                                Debt Securities

                        (Title of indenture securities)

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                  Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                  (See note on page 2.)

Item 3. through Item 15.      Not applicable.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         1. A copy of the articles of association of the trustee as now in effect.

                  A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File
                  No. 22-17940) and is incorporated herein by reference thereto.

         2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

                  A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2), above.

                  A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

                  A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

           5. A copy of each indenture referred to in item 4. If the obligor is in default.

                   Not applicable.

           6. The consents of United States Institutional trustees required by
Section 321(b) of the Act.

                   The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

           7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.


                                   NOTES

           In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

           The answer furnished to item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                   SIGNATURE


           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 4th day of March 1999.


                                      STATE STREET BANK AND TRUST COMPANY


                                      By: /s/ James E. Mogavero
                                         ---------------------------------
                                      Name James E. Mogavero
                                      TITLE Vice President

                                   EXHIBIT 6


                            CONSENT OF THE TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed Issuance by United Technologies Corporation, of its Debt Securities. We hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       STATE STREET BANK AND TRUST COMPANY


                                       By: /s/ James E. Mogavero
                                          ----------------------------------
                                       NAME  James E. Mogavero
                                       TITLE Vice President


Dated: March 4, 1999

                                   EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company. Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business September 30, 1998,
                                                        ------------------
published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                                   Thousands of
ASSETS                                                                             Dollars
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin.......................      2,008,956
        Interest-bearing balances................................................     12,286,877
Securities.......................................................................      9,654,241
Federal funds sold and securities purchased
        under agreements to resell in domestic offices
        of the bank and its Edge subsidiary......................................     10,922,779
Loans and leases financing receivables:
        Loans and leases, net of unearned income...................  7,457,235
        Allowance for loan and lease losses........................     82,851
        Allocated transfer risk reserve............................          0
        Loans and leases, net of unearned income and allowances..................      7,374,384
Assets held in trading accounts..................................................      1,898,804
Premises and fixed assets........................................................        513,372
Other real estate owned..........................................................            100
Investments in unconsolidated subsidiaries.......................................            484
Customers' liability to this bank on acceptances outstanding.....................         48,563
Intangible assets................................................................        220,613
Other assets.....................................................................      1,333,210
                                                                                     -----------

Total assets.....................................................................     46,262,383
                                                                                     ===========

LIABILITIES

Deposits:
        In domestic offices......................................................      9,557,938
                Noninterest-bearing................................  7,158,356
                Interest-bearing...................................  2,399,582
        In foreign offices and Edge subsidiary...................................     18,451,054
                Noninterest-bearing................................    429,797
                Interest-bearing................................... 18,021,257
Federal funds purchased and securities sold under
        agreements to repurchase in domestic offices of
        the bank and its Edge subsidiary.........................................     12,023,438
Demand notes issued to the U.S. Treasury.........................................        451,424
        Trading liabilities......................................................      1,582,933

Other borrowed money.............................................................        323,782
Subordinated notes and debentures................................................            0
Bank's liability on acceptances executed and outstanding.........................         48,563
Other liabilities................................................................      1,226,129

Total liabilities................................................................     43,665,261
                                                                                     -----------

EQUITY CAPITAL
Perpetual preferred stock and related surplus....................................            0
Common stock.....................................................................         29,931
Surplus..........................................................................        462,782
Undivided profits and capital reserves/Net unrealized  holding gains (losses)....      2,080,148
        Net unrealized holding gains (losses) on available-for-sale securities...         27,376
Cumulative foreign currency translation adjustments..............................        (3,115)
Total equity capital.............................................................      2,597,122
                                                                                     -----------

Total liabilities and equity capital.............................................     46,262,383
                                                                                     ===========

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                           David A. Spina
                                                           Marshall N. Carter
                                                           Truman S. Casner

5. A copy of each indenture referred to in Item 4, if the obligor is in default.

                  Not applicable.

           6.  The consents of United States institutional trustees required by
Section 321(b) of the Act.

                  The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

           7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                  Exhibit 7 and made a part hereof.

                                     NOTES

           In answering any Item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

           The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                   SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 4th day of March.

                                 STATE STREET BANK AND TRUST COMPANY


                                 By: /s/ James E. Mogavero
                                    --------------------------------
                                    NAME  James E. Mogavero
                                    TITLE  Vice President

                                   EXHIBIT 6


                            CONSENT OF THE TRUSTEE

           Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by United Technologies Corporation of its Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                      STATE STREET BANK AND TRUST COMPANY


                                       By:/s/ James E. Mogavero
                                         ----------------------
                                       NAME James E. Mogavero
                                       Title Vice President

Dated: March 4, 1999











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